UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 5, 2010

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-16547	33-0215298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

+86 (755) 2813-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 5, 2010, Winner Medical Group Inc. (the “Company”)  issued a press release announcing that it will release its financial results for the second quarter of fiscal year 2010 on Tuesday, May 11, 2010. The Company will host a senior management conference call to discuss the results at 5 p.m. EDT on Tuesday, May 11, 2009. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

Exhibit 99.1	Press release, dated May 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2010

WINNER MEDICAL GROUP INC.

By:	/s/ Jianquan Li
Name:	Jianquan Li
Title:	Chairman & Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release, dated May 5, 2010